Exhibit 10.29

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 to the Asset Purchase Agreement (this “Amendment No. 1”), by and between MacroGenics, Inc., a Delaware corporation, having its principal place of business at 9704 Medical Center Drive, Rockville, MD 20850 (“Seller”), and Provention Bio, Inc., a Delaware corporation, having its principal place of business at 55 Broad Street, 2nd Floor, Red Bank, NJ 07701 (“Buyer”), together with Seller, the “Parties” and each separately, a “Party”), and is meant to amend that certain Asset Purchase Agreement, dated as of May 7, 2018, between Seller and Buyer (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the FDA granted a first Regulatory Approval for the Product on November 17, 2022; and

WHEREAS, the Parties have agreed to revise the payment terms for achievement of the BLA Approval Milestone;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1) This Amendment No. 1 shall be effective on November 30, 2022 (the “Amendment Effective Date”).

2) The Parties agree that the Agreement shall be amended from and after the Amendment Effective Date as follows:

a)	The defined term “Change of Control” and its following definition are hereby added to Section 1.1 of the Agreement:

“Change of Control” means that (a) (i) any Third Party acquires the beneficial ownership of any voting security of Buyer, or (ii) if the percentage ownership of a Third Party in the voting securities of Buyer is increased through stock redemption, cancellation or other recapitalization, and, in the case of (i) and (ii),after such acquisition or increase such Third Party is the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then outstanding voting securities of Buyer; (b) a merger, consolidation, recapitalization, or reorganization of Buyer is consummated that would result in stockholders or equity holders of Buyer immediately prior to such transaction ceasing to own more than fifty percent (50%) of the outstanding securities of the surviving entity (or its parent entity) immediately following such transaction; or (c) the sale or transfer to a Third Party of all or substantially all of Buyer’s assets taken as a whole or which relate to this Agreement is effected. Notwithstanding the foregoing, the following will not constitute a Change of Control: (i) a sale of capital stock to underwriters in an underwritten public offering of Buyer’s capital stock solely for the purpose of financing, or (ii) the acquisition of securities of Buyer by any Person or group of Persons that acquires Buyer’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for Buyer through the issuance of equity securities.

b)	The defined term “Payment Acceleration Event” and its following definition are hereby added to Section 1.1 of the Agreement:

“Payment Acceleration Event” means a Change of Control.

c)	Section 3.2 is hereby deleted and replaced with the following text:

Development and Regulatory Milestones. Buyer shall pay (which payments shall not be creditable against any other obligations of Buyer hereunder) a non-refundable payment for each of the milestone events set forth in this Section 3.2 (each a “Development and Regulatory Milestone”), whether the Development and Regulatory Milestone is achieved by Buyer, its Affiliates or Licensees, or any Third Party acting on behalf of Buyer, its Affiliates or Licensees. Payment for each of the Development and Regulatory Milestones shall be made only once regardless of how many times a Product achieves the corresponding Development and Regulatory Milestone, and no payment shall be due for any Development and Regulatory Milestone which is not achieved. The Development and Regulatory Milestones shall be as follows:

Development and Regulatory Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Buyer shall provide Seller with written notice within thirty (30) days after the achievement of the corresponding Development and Regulatory Milestone. The payment pertaining to each Development and Regulatory Milestone, other than the BLA Approval Milestone Payment which shall be governed in accordance with Section 3.2(a), shall be made by Buyer to Seller within ninety (90) days after the achievement of the corresponding Development and Regulatory Milestone.

d)	The following text is hereby added to the Agreement as new Section 3.2(a):

Payment of BLA Approval Milestone. The Parties acknowledge and agree that the BLA Approval Milestone was achieved. Buyer shall pay Seller the BLA Approval Milestone payment in four (4) installments as follows:

i.	an initial payment of Fifteen Million United States dollars ($15,000,000) by November 30, 2022;
ii.	a further Fifteen Million United States dollars ($15,000,000) by March 1, 2023;
iii.	a further Fifteen Million United States dollars ($15,000,000) by June 1, 2023; and
iv.	a further Fifteen Million United States dollars ($15,000,000) by September 1, 2023 (together, the “BLA Approval Payments”).

e)	The following text is hereby added to the Agreement as new Section 3.2(b):

Acceleration of BLA Approval Payments. On or at any time after the occurrence of a Payment Acceleration Event, Seller may by notice to Buyer declare that all or part of the outstanding BLA Approval Payments, together with accrued interest, and all other amounts accrued or outstanding under this Agreement be due and payable, at which time they shall become due and payable [***].

f)	The following text is hereby added to the Agreement in Section 3.5:

Notwithstanding anything contained in the Agreement to the contrary, the [***] with respect to the Product, Teplizumab; provided, that no [***]; provided, further, that [***] may be [***] that may become due pursuant to [***].

3) Entire Agreement. The Agreement (including Amendment No. 1), as supplemented and modified by this Amendment No. 1, together with the exhibits thereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into the Agreement.

4) Governing Law. This Amendment No. 1 shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state.

5) Execution in Counterparts. This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 1 may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.

6) Remaining Provisions of the Agreement. Except as expressly provided herein, each of the other provisions of the Agreement shall remain in full force and effect.

7) References. Upon the effectiveness of this Amendment No. 1, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Agreement, as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to the Asset Purchase Agreement to be duly executed by their respective authorized signatories effective as of the Amendment Effective Date.

MACROGENICS, INC.

By:	/s/ Scott Koenig
Name:	Scott Koenig, M.D., Ph.D.
Title:	President and Chief Executive Officer

PROVENTION BIO, INC.

By:	/s/ Ashleigh Palmer
Name:	Ashleigh Palmer
Title:	President and Chief Executive Officer